UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 10, 2007
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) is filing this Current Report on Form 8-K (“Form 8-K”) to revise information in the Firm’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 10-K”).
The revisions reflect a change in the classification of certain transaction costs that were previously reported within Principal transactions and Asset management, administration and commissions revenues, and which are now reported in Professional and outside services expense to conform to the Firm’s presentation of such transaction costs effective January 1, 2007. Reclassified amounts for 2006, 2005 and 2004 are $562 million, $500 million and $364 million, respectively.
The revision of the previously issued financial statements does not affect the Firm’s reported Income from continuing operations, Net income, Net income per share, Total assets or regulatory capital for any of the previously reported periods.
The revisions are primarily reflected in Exhibit 99.1 as follows:

Section	Page(s)
Five-Year Summary of Consolidated Financial Highlights	22
Executive Overview	25
Consolidated Results of Operations	28 – 30
Explanation And Reconciliation of The Firm’s Use of Non-GAAP Financial Measures	32 – 33
Business Segment Results	35
Investment Bank	36 – 37
Corporate	53 – 54
Market Risk Management (VAR back-testing)	78 – 79
Consolidated Statements of Income	90
Notes to Consolidated Financial Statements
Note 1: — Basis of presentation	95
Note 2: — Business changes and developments	96
Note 4: — Principal transactions	98
Note 32: — International operations	138
Note 33: — Business segments	140 – 141
Selected quarterly financial data (unaudited)	143
Selected annual financial data (unaudited)	144

*******
The information in Exhibit 99.1 of this Form 8-K continues to speak as of the date of the 2006 10-K. The Firm has not updated its disclosures except as referenced above.
The Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of independent registered public accounting firm.

99.1	Selected financial data, Management’s discussion and analysis of financial condition and results of operations and the audited Consolidated financial statements, together with the Notes thereto, revised to reflect the change in classification of certain transaction costs, for the years ended December 31, 2006, 2005 and 2004 (which replaces and supersedes Part II, Item 6, Item 7, Item 7A and Item 8, respectively, of the 2006 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2007), and the Report of independent registered public accounting firm dated February 21, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)
By:	/s/ Louis Rauchenberger
(Louis Rauchenberger)
Managing Director and Controller [Principal Accounting Officer]

Dated: May 10, 2007

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